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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 17, 2000
       -------------------------------------------------------------------
                                (August 6, 1998)
                                ---------------

                                  ARMITEC, INC.


Delaware                            0-11419                        22-2435595
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
(State or other                 (Commission File                  (IRS Employer
jurisdiction of                       No.)                           ID No.)
incorporation)
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          Post Office Box 21238, St. Simons Island, Georgia, 31522-0738
          -------------------------------------------------------------
                    (Address of principal executive offices)



                                  912-634-2584
                                  ------------
              (Registrant's telephone number, including area code)



                           Family Health Systems, Inc.
                           ---------------------------
          (Former name or former address, if changed since last report)


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         This Form 8-K/A is filed as an amendment to the Form 8-K that was filed on September 21, 2000. In addition, this Form 8-K/A announces two additional events that were not previously reported on Form 8-K, a change in accountants and a change in fiscal year.

Item 4.  CHANGE IN ARMITEC'S CERTIFYING ACCOUNTANT.

         On August 6, 1998, Armitec, Inc. ("Armitec" or "Company") engaged Moore
Stephens Tiller LLC as its principal accountant. Moore Stephens Tiller LLC prepared Armitec's 10-K reports for the fiscal year ended August 31, 1997 (filed on June 9, 2000), the fiscal year ended August 31, 1998 (filed on June 9, 2000), the fiscal year ended August 31, 1999 (filed on June 9, 2000) and the fiscal year ended December 31, 1999 (filed on June 30, 2000).

         Armitec's prior accountant, William R. Breeze, CPA, resigned as such in 1991, and Armitec had not engaged another independent accountant until it hired
Moore Stephens Tiller LLC. William R. Breeze, CPA's resignation in 1991 was not due to any disagreement between the Company and William R. Breeze, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure.

Item 5.  OTHER EVENTS.

         On September 21, 2000, Armitec filed a Current Report on Form 8-K announcing the Company's name change from "Family Health Systems, Inc." to "Armitec, Inc.," an increase in the Company's authorized shares of Common Stock, a new symbol from NASDAQ and the execution of a proposed merger agreement with Armitec.com.

         Armitec inadvertently reported that it is currently being traded on the OTC Bulletin board under the symbol AMTI. On September 8, 2000, Armitec received a new symbol from NASDAQ, which is AMTI. At this time, Armitec is currently in the process of having its stock relisted on the OTC Bulletin Board.

         Armitec also inadvertently reported that Armitec.com, Inc.
("Armitec.com") currently manufactures and distributes uniforms and accessories using the Internet and direct mail to reach its consumer customer base and employs sales representatives to sell to retailers and catalog houses.

         Armitec.com was organized and incorporated under the laws of the State of Georgia in July, 2000. Armitec.com is currently in the development stage of its business and is in the process of entering into arrangements and agreements to implement its business plan. Armitec.com was organized to develop and operate a retail web site on the Internet specializing in the uniform industry.
Armitec.com also intends to manufacture uniforms and accessories to sell to retailers and catalog houses. At this time, Armitec.com is still in the process of designing and developing its web site, and has not made final decisions with respect to a web design firm, web development firm, a hosting services provider or other necessary Internet vendors.

Item 8.  CHANGE IN FISCAL YEAR.

         As of December 8, 1999, the Board of Directors of Armitec determined to change the fiscal year-end of Armitec from August 31 to December 31 of each year, commencing with the

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fiscal year ended December 31, 1999. Armitec filed its Transition Report on Form
10-K for the fiscal year ended December 31, 1999 on June 30, 2000.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       ARMITEC, INC. (FORMERLY KNOW AS FAMILY
                                       HEALTH SYSTEMS, INC.)
                                                              (Registrant)


Dated:  November 17, 2000              By  /s/ William S. Bryant
                                           -----------------------------------
                                           William S. Bryant
                                           President